                                                                    EXHIBIT 10.4

                                     ARDIS
                   RESELLER AGREEMENT FOR MESSAGING SERVICES
                   -----------------------------------------


   AGREEMENT dated as of August 25, 1999, between GoAmerica Communications Corporation, a Delaware corporation, ("GoAmerica") with offices at 401 Hackensack Ave. Hackensack, NJ 07601 and ARDIS Company, a New York general partnership ("ARDIS"), with offices at 300 Knightsbridge Parkway, Suite 500, Lincolnshire, Illinois 60069.

   WHEREAS, ARDIS is engaged in providing shared data radio-based communications network services as authorized by the Federal Communications Commission; and

   WHEREAS, GoAmerica currently provides certain software and other value added services in the marketplace; and

   WHEREAS, ARDIS and GoAmerica desire a non-exclusive relationship to pursue opportunities within the marketplace; and

   WHEREAS, ARDIS desires to provide, and GoAmerica desires to remarket ARDIS' services subject to the terms and conditions hereof.

GOAMERICA AND ARDIS AGREE AS FOLLOWS:

1.      DEFINITIONS - For purposes of this Agreement:
        -----------

   (a)  "Market" shall mean all commercial users of the ARDIS GoAmerica
        Services.

   (b)  "FCC" shall mean the Federal Communications Commission.

   (c) "Initial Term" shall mean the period commencing on the date hereof and ending ***** thereafter.

   (d)  "Prices" shall mean ARDIS prices, as set forth in Attachment A.

   (e) "Services" shall mean ARDIS' shared data radio-based communications network services which enables a user to access and communicate wirelessly with various third party supplied information sources, or with certain subscribers using the ARDIS radio data network. This Service includes the use of the ARDIS Message Switches and related network software when accessed by user procured terminals and compatible software, and the eLink(TM) wireless email services.

   (f) "Territory" shall mean the United States and any other countries or jurisdictions where the Services are provided by ARDIS in accordance with applicable legal and regulatory requirements.


***** Confidential Portion omitted and filed separately with the Securities and Exchange Commission.

   (g) "Additional Services" shall mean the GoAmerica webhand(TM) suite of services running over the ARDIS radio data network.

2.      SCOPE OF AGREEMENT
        ------------------

   ARDIS hereby agrees to establish a non-exclusive marketing relationship with GoAmerica as follows:

   (a) ARDIS hereby licenses GoAmerica to be a non-exclusive remarketer of ARDIS Services within the Market and Territory. GoAmerica acknowledges that ARDIS reserves the right to market directly to end users and to license other resellers within the Market and Territory.

   (b) GoAmerica shall develop and implement a non-exclusive marketing plan to facilitate the remarketing of the Services by GoAmerica. Such marketing plan may include, without limitation:

        (i) joint development of product literature describing the Services and their capabilities;

        (ii) joint attendance at trade shows, conferences and related events within the marketplace;

        (iii)  joint presentations to prospective clients of the Services;

        (iv) joint press releases, advertising and participation at the ARDIS booth at certain trade shows;

        (v)    joint marketing projections for the Services;

        (vi)   joint development activities with terminal hardware vendors; and

        (vii)  previews of ARDIS' future technology and business plan.


   (d) GoAmerica may use the ARDIS trademarks and ARDIS trade name within the Market and Territory in sales literature, press releases and other promotional media subject to the prior written consent of ARDIS as provided in Section 2(e) below.

   (e) GoAmerica and ARDIS agree not to publish or use advertising, sales promotions or any publicity matters, including the mention of the existence of this Agreement without prior written consent, which consent will not be unreasonably withheld.

3.      GOAMERICA MARKETING AND DEVELOPMENT OBLIGATIONS
        -----------------------------------------------

   (a) GoAmerica shall be responsible for insuring that all users to whom it remarkets ARDIS' Services are, if required by applicable law or regulation, licensed by the FCC prior to use of ARDIS' Services. ARDIS shall, however, provide administrative and consultative support to GoAmerica to facilitate the licensing process.

   (b) During the term of this Agreement, GoAmerica will use commercially reasonable efforts to meet the following performance milestones within the timeframes indicated below:

================================================================================
TIME                                     *****           *****           *****
----
--------------------------------------------------------------------------------
Number of GoAmerica
Subscriber Units Using ARDIS             *****           *****           *****
Services *****
================================================================================

   (c) In addition to the reseller responsibilities indicated in Attachment B, GoAmerica agrees:

        (a) To provide E-mail connectivity via a GoAmerica Internet domain name.

        (b) To be responsible for end-users registration and for providing ARDIS with the following information, including but not limited to Pin number, and LI number.

4.      PRICING
        -------

        GoAmerica will pay ARDIS the Prices as discounted and set forth in Attachment A.

5.      BILLING AND PAYMENTS
        --------------------

        (a) GoAmerica will be responsible for billing to GoAmerica's end user customers for the Services and Additional Services.

        (b) ARDIS will provide GoAmerica with the information to bill GoAmerica's end user customers via a monthly invoice that shows individual unit usage in bytes to GoAmerica within ten (10) days' after the end of the monthly billing period.

        (c) Payment to ARDIS will be due within thirty (30) days of the receipt of the invoice by GoAmerica.

        (d) TAXES: In addition to the charges due under this Agreement, GoAmerica agrees to pay amounts equal to any taxes resulting from this Agreement, exclusive of taxes based on ARDIS' net income and subject to applicable legal exemptions.

6.      ORDERING
        --------

        (a) GoAmerica shall order data terminals for its end user customers directly from ***** and may have the benefit of the terms and conditions of the ***** Supply Agreement. ***** shall work with ***** to supply the relevant sections of the ***** Supply Agreement to GoAmerica, redacted if necessary.


***** Confidential Portion omitted and filed separately with the Securities and Exchange Commission.

        (b) GoAmerica shall order the Services for each new end user customer electronically as mutually agreed. ARDIS shall process all such orders no later than one day after receipt of order.

7.      SUPPORT FOR ADDITIONAL UNITS:  Service for additional terminals, if
        ----------------------------
available, will be provided under these same terms and conditions. Service for such additional end user terminal registrations shall be authorized by GoAmerica through the issuance of a purchase order which references this Agreement, the number of terminals to be activated or registered, the selected Service Plan and selected additional Services, if any. It is specifically agreed between GoAmerica and ARDIS that no such purchase order shall be effective to modify, substitute or supplement the terms of this Agreement.

8.      DENIAL OF SERVICE:  GoAmerica agrees that its end user customers will
        -----------------
(a) observe and abide by all applicable statutes, laws, ordinances, rules and regulations including, but not limited to, those of the FCC, and (b) use the ARDIS Network or Systems on a shared basis with other companies so as not to cause undue interference with any other companies using such systems. GoAmerica acknowledges that ARDIS reserves the right to deny service to any GoAmerica end user should the Service be used other than as intended [e.g. for data streaming or for non HTTP file transfer]

9.      TERM / TERMINATION
        ------------------

        (a) This Agreement shall have an Initial Term of ***** and shall automatically continue after the Initial Term until terminated by either GoAmerica or ARDIS upon ***** written notice.

        (b) ARDIS may modify the GoAmerica discount specified in Attachment "A" of this Agreement upon ***** written notice for GoAmerica's failure to meet the applicable performance levels set forth in Paragraph 3(b). Should this contract be modified pursuant to this Paragraph, ARDIS shall continue to provide ARDIS communication services to GoAmerica's then current users of the Services at the revised discount

        (c) Notwithstanding anything to the contrary contained herein, either GoAmerica or ARDIS may terminate this Agreement (i) upon the expiration of ***** from the receipt by the other party of written notice of material breach by such other of its obligations under this Agreement if such breach is not cured within such ***** period, or (ii) if the other party shall dissolve or commit an act of bankruptcy or become insolvent, by sending such party written notice of termination which shall state the nature of the breach. Notwithstanding the foregoing, this Agreement shall terminate immediately if the authorization held by ARDIS is revoked by the FCC.

10.     COMPANY RESPONSIBILITIES:
        -------------------------


***** Confidential Portion omitted and filed separately with the Securities and Exchange Commission.

        GoAmerica acknowledges that it will inform its end user customers that:

          . 100% radio coverage for any on-street or in-building area at all times is improbable;

          . radio frequency coverage maps, if provided, are intended to indicate expected coverage and are not binding as an exact representation of coverage;

          .    uninterrupted or error-free operation is unobtainable; and

          . occasionally network availability will be lost, and that ARDIS cannot be responsible for transmission errors, for corruption of data, or for the security of data during transmission via public telecommunications facilities.

        Consequently, the end user customers of GoAmerica should asses the effect such problems will have on their operation and develop, implement and maintain procedures, external to the ARDIS Network, to safeguard their programs and data and to establish procedures for the backup and reconstruction of lost data and programs adequate for their protection.

11.     COMPANY PROGRAM AND DATA SECURITY:  GoAmerica programs and data which is
        ----------------------------------
        not end user customer data and which come into ARDIS' custody under this Agreement shall be deemed to be the confidential information (as defined in Section 16(a)) of GoAmerica.

12.     DEFAULT AND REMEDIES
        --------------------

        If GoAmerica fails to make any payment of any sum due after thirty (30) days, ARDIS may add a service charge at the maximum rate permitted by applicable law. Such additional charge shall be due and payable upon receipt of invoice.

        If GoAmerica fails to make any payment of any sum due or fails to perform as required by any other provision hereunder, and continues in such failure for fifteen (15) days' after written notice has been sent by ARDIS and received by GoAmerica, GoAmerica shall be deemed in default under this Agreement.

        In the event of default, ARDIS has the right to immediately terminate this Agreement retain all payments made hereunder, and deny GoAmerica and its customers any service provided under this Agreement by or through the ARDIS Network or Systems. Each and all of the rights and remedies of ARDIS hereunder are cumulative to and not in lieu of each and every other such right and remedy.

        There will be a ***** reactivation fee for customers who wish to re-establish service once ARDIS has suspended or terminated service.

13.     FORCE MAJEURE
        -------------


***** Confidential Portion omitted and filed separately with the Securities and Exchange Commission.

        Neither party hereto shall have any liability under this Agreement for failure to perform, or delay in providing services due directly or indirectly to causes beyond the reasonable control of such party including, but not restricted to, acts of God, or governmental entities, or of the public enemy, strikes, or unusually severe weather conditions.

14.     TRAINING AND TECHNICAL SUPPORT
        ------------------------------

        (a) ARDIS shall make available to GoAmerica, at no charge, reasonable initial training on the use of ARDIS Services.

        (b) ARDIS shall continue to provide GoAmerica, at no charge, with technical assistance performed by competent ARDIS employees in connection with ongoing use of the Services by GoAmerica and its customers. Such assistance shall include, without limitation, telephone consultation, updates relating to changes and enhancements to the Services and diagnostic services.

15.     THIRD PARTY LIABILITY
        ---------------------

        GoAmerica warrants that it will inform its clients and others to whom it remarkets ARDIS' services, of the applicable terms and conditions of this Agreement, as expressed in Attachment C hereof, and warrants that it will indemnify ARDIS Company against any liability from GoAmerica's end user customers resulting from their use of the ARDIS service.

16.     CONFIDENTIAL INFORMATION
        ------------------------

        (a) GoAmerica and ARDIS shall not disclose each other's confidential information and trade secrets including, without limitation data, software, documentation, client names and addresses, and all other proprietary information of such party to persons other than employees of each other who are required to have such information for the furtherance of the purposes of this Agreement. Each of GoAmerica and ARDIS shall take all steps reasonably calculated to protect such information from unauthorized disclosure. This obligation shall survive the termination of this Agreement.

        (b) Nothing in this Agreement shall cause either party to have any rights or licenses in any inventions, patents, trade secrets, trademarks and/or copyrights of the other relating to the subject matter of this Agreement.

17.     INDEPENDENT RELATIONSHIP
        ------------------------

        GoAmerica and ARDIS specifically disclaim any partnership relationship, and this Agreement shall in no way be construed to make GoAmerica and ARDIS partners or joint venturers. For the purposes of this Agreement, GoAmerica and ARDIS shall be deemed to be independent contractors. Furthermore, in the event GoAmerica elects to sell ARDIS services to the U.S. Government, U.S. State or Local or any foreign Government, or to a prime contractor selling to a Government customer, GoAmerica does so at their own option and risk and agrees not to obligate ARDIS as a subcontractor or otherwise to such customers. GoAmerica remains solely and exclusively responsible for compliance with all statutes, regulations, and clauses governing sales to the U.S. Government State or Local or any foreign Government or to a prime contractor selling to a Government customer. ARDIS makes no representations, certifications, or warranties whatsoever with respect to the ability of its goods, or services, or prices to satisfy any such statutes, regulations, or clauses.

18.     WARRANTIES:
        -----------

        ARDIS warrants that its Network is in good working order on the date of the Agreement and conforms to ARDIS's officially published performance information. ARDIS will provide preventative and remedial service to keep its Network in, or to restore it to, good working order. ARDIS does not warrant uninterrupted service or error-free operation.

19.     DISCLAIMER: THE FOREGOING WARRANTIES ARE IN PLACE FOR ALL OTHER
        -----------
        WARRANTIES, EXPRESSED OR IMPLIED INCLUDING, BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

20.     EXCLUSIVE REMEDY:
        -----------------

        In the event of any failure or delay attributable to the fault of ARDIS or its subcontractors, or for breach of warranty, GoAmerica's sole remedy shall be limited to a refund of GoAmerica's charges for the affected services during the time of such failure or delay. GoAmerica agrees, however, that no refund shall be made for the losses resulting from a single failure or delay which do not exceed one hundred ($ 100.00) dollars.

21.     LIMITATION OF LIABILITY:
        ------------------------

        (a) Neither party shall be liable for special, incidental, indirect or consequential damages under this Agreement, even if such party has been advised of the possibility of such damages.

        (b)  Except for GoAmerica's obligation to pay amounts owing under
             Section 5 of this Agreement and GoAmerica's indeminity obligation pursuant to paragraph 15, GoAmerica's and ARDIS' total liability for any other claim arising out of or in any way connected with this Agreement and the sole remedy regardless of the form of action (whether in contract, tort or otherwise) shall be actual damages not to exceed fifty thousand ($50,000) dollars.

22.     NOTICES
        -------

        All notices, demands, offers, elections, requests or other communications required or permitted by this Agreement shall be in writing and shall be sent by prepaid registered or certified mail, return receipt requested, and addressed to the parties at the addresses set forth below or to such other address as shall, from time to time, be supplied by any party to the other party by like notice, and shall be deemed given on the date mailed. All such notices shall be addressed to persons listed below:

        If to ARDIS:                                       If to GoAmerica
             Vice President                                     Attn:  Mr. Joseph A. Korb
             Messaging Services                                 Executive Vice President & Director
             ARDIS Company                                      GoAmerica Communications Corp
             300 Knightsbridge Parkway, Suite 500               401 Hackensack Ave.
             Lincolnshire, Illinois 60069                       Hackensack, NJ 07601

        Copy:                                              Copy:  Chief Financial Officer
             Matthew J. Whitehead, II                           GoAmerica Communications Corp
             Vice President and Executive Counsel               401 Hackensack Ave.
             ARDIS Company                                      Hackensack, NJ 07601
             300 Knightsbridge Parkway, Suite 500
             Lincolnshire, Illinois 60069

23.     GENERAL
        -------

        This Agreement shall be binding on the successors and permitted assigns of the parties hereto. Neither party shall assign this Agreement without the other's prior written consent except in connection of a sale of substantially all of the assets of the business to which this agreement pertains.

        If any provision of this Agreement or the application thereof to any party or circumstance shall be determined by any court of competent jurisdiction to be invalid and unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstance, other than those as to which it is so determined invalid or unenforceable, shall not be affected thereby. and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.

        Neither party may bring an action, regardless of form, arising out of this Agreement more than one year after the cause of action has arisen. ARDIS may not bring an action for nonpayment more than 2 years after the date the last payment was due.

        Failure or delay on the part of ARDIS or GoAmerica to exercise any right, remedy, power or privilege hereunder shall not operate as a waiver thereof. A waiver, to be effective, must be in writing and signed by the party making the waiver. A written waiver of a default shall not operate as a waiver of any other default or of the same type default on a future occasion.

        The headings in this Agreement are solely for convenience of reference and shall not affect its interpretation.

        This Agreement shall be constructed and enforced in accordance with the laws of the State of Illinois.

        This Agreement is the entire agreement between the parties with respect to the subject matter hereof, and no alteration, modification or interpretation hereof shall be binding unless in writing signed by both parties.


IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first written.


        GOAMERICA                         ARDIS COMPANY


By:     /s/ Joseph Korb                   /s/ Dan Croft
        ----------------------            ----------------------
        (AUTHORIZED SIGNATURE)            (AUTHORIZED SIGNATURE)

        Joseph Korb                       Dan Croft
        ----------------------            ----------------------
        (TYPE OR PRINT NAME)              (TYPE OR PRINT NAME)

        Executive Vice President          VP
        ----------------------            ----------------------
        (TITLE)                           (TITLE)

        8/25/99                           8/24/99
        ----------------------            ----------------------
        (DATE)                            (DATE)

                                ATTACHMENT "A"


   GOAMERICA PRICING FOR PROVIDING THE SERVICES AND THE ADDITIONAL SERVICES

Network Registration Fee:     $***** per unit
------------------------

Volume Commitments:
------------------

Qty.                          Base Wholesale Price
***** devices                 $*****
***** devices                 $*****
***** devices                 $*****

Unlimited Plan
--------------

Wholesale base price                          $***** (****% margin)     $***** (****%)  $***** (****%)
Options:
Lower the wholesale price by doing the following:
     .    Bill customer/collections           -$*****                   -$*****         -$*****
     .    Hardware fulfillment
          .    End-user fulfillment           -$*****                   -$*****         -$*****
          .    Private labeling               -$*****                   -$*****         -$*****
     .    Customer Care 1/st/ level           -$*****                   -$*****         -$*****
     .    Operator Assisted Messaging         -$*****                   -$*****         -$*****
     .    Branding, dominant position in
           marketing to customer base         -$*****                   -$*****         -$*****
                                              -------                   -------         -------
     Wholesale airtime price =                 $*****                    $*****          $*****

     Faxing  $*****/page

Limited Usage Plan
------------------

$***** plus $**** per kilobyte per subscriber.


***** Confidential Portion omitted and filed separately with the Securities and Exchange Commission.

                                 ATTACHMENT B


                                   RESELLER
                               RESPONSIBILITIES

================================================================================
SALES RESPONSIBILITY
--------------------------------------------------------------------------------

Lead Generation                       GoAmerica shall be the primary sales lead
                                      provider. ARDIS may provide leads to
                                      GoAmerica as ARDIS uncovers such
                                      opportunities as part of its normal course
                                      of business.
--------------------------------------------------------------------------------

Proposal Support                      GoAmerica will be responsible for
                                      developing any and all proposal materials.
                                      ARDIS will support with ARDIS background,
                                      network coverage, cost justification model
                                      development and any other boiler plate
                                      requirements.
--------------------------------------------------------------------------------
PROJECT IMPLEMENTATION
--------------------------------------------------------------------------------

Implementation Training               GoAmerica will be responsible for all
                                      training to include ultimate customer,
                                      help desk system administrator. ARDIS will
                                      support such training with telephone and
                                      documentation support.
--------------------------------------------------------------------------------

Hardware/Software Install             GoAmerica will be responsible for
                                      installation and testing of all hardware
                                      and software components.
--------------------------------------------------------------------------------
POST INSTALL SUPPORT
--------------------------------------------------------------------------------

Customer Billing - ARDIS Airtime      GoAmerica will remit payment for the
                                      timely payment of fees and charges for
                                      ARDIS Airtime as invoiced.
--------------------------------------------------------------------------------

Help Desk (Ultimate Customer)         GoAmerica will provide the ultimate
                                      customer with help desk training as
                                      required and will act as the ultimate
                                      customer's first line trouble interface.
                                      ARDIS will provide second level help desk
                                      support to GoAmerica; not to GoAmerica's
                                      customers.
================================================================================

                                 ATTACHMENT C

1.   Nature and Control of ARDIS Network:  GoAmerica is remarketing ARDIS'
     -----------------------------------
     Services to its clients in conjunction with database information services and/or other value-added services. ARDIS controls the radio network which enables communication and provides access in accordance with FCC rules and regulations to and through GoAmerica on a shared basis. All clients of GoAmerica shall use the ARDIS Network so as not to cause undue interference with any other users of the ARDIS Network.

2.   Security: Clients of GoAmerica are responsible for developing and/or
     --------
     maintaining procedures, external to the ARDIS Network, to safeguard programs and data, and for the backup and reconstruction of lost data, programs or procedures. Consequently, Clients of GoAmerica release ARDIS from all liability for the loss or alteration of programs or data or their acquisition by another party, except for ARDIS' failure to implement those aspects of security procedures which are under ARDIS' control. ARDIS will not be responsible for transmission errors, corruption of data or for the security of data during transmission via public telecommunications facilities

3.   Confidentiality: Any and all programs and other materials provided by ARDIS
     ---------------
     to GoAmerica for distribution or use by its clients in connection with the use of the ARDIS Services, shall remain the exclusive and confidential property of ARDIS, are licensed solely for use in conjunction with the ARDIS Services, shall not be reproduced or copied except as required for the authorized use of the Services, and shall be returned to ARDIS upon request.

4.   Limitation of Liability: Clients of GoAmerica hereby agree that the
     ------------------------
     following provisions govern their rights against ARDIS in the event that they experience a partial or total failure, malfunction or defect in any of the Services provided by ARDIS under the above-referenced Agreement. In no event shall ARDIS be liable for incidental or consequential damages (including without limitation, lost profits, lost savings, incidental damages or other economic consequential damages, even if ARDIS has been advised of the possibility of such damages) to the full extent such may be disclaimed by law. Further, Ardis Company shall not be liable for any damages based on any third party claim.